Legend: [***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT 4 TO AGREEMENT

AMENDMENT ("Amendment") dated as of ___________________________ ("Amendment Effective Date") between Fiserv Solutions, LLC, a Wisconsin limited liability company with offices located at 255 Fiserv Drive, Brookfield, WI 53045 ("Fiserv"), and Heartland Financial USA, Inc., with offices located at 700 Locust Street, Dubuque, Iowa USA 52001 ("Client"), to the Master Agreement dated July 1, 2021 between Fiserv and Client (as amended through the date hereof, the "Agreement").

WHEREAS, Fiserv and Client entered into the Agreement for Fiserv's provision of various Services and Products to Client; and

WHEREAS, Fiserv and Client wish to amend the Agreement to include additional Deliverables;

NOW, THEREFORE, Fiserv and Client hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings assigned them in the Agreement.

2. Additional and Replacement Deliverables. The Schedule listed below and attached hereto is hereby added to the Agreement for Fiserv's provision of such Deliverables to Client. To the extent a corresponding Schedule to the Agreement already exists, the attached Schedule shall replace and otherwise supersede the existing Schedule that would otherwise duplicate the Products and Services added under this Amendment. For clarity, all Products and Services provided under the following Schedule shall be subject to the terms of the Agreement.

- Weiland Bank Solutions Services Schedule to ASP Services Exhibit

3. Service Level Exhibit. The following is added to the table included in Section 1(a) of the Service Level Exhibit; Service Availability SLA Table. Except as otherwise set forth below, the Service Level Exhibit terms and conditions shall remain in effect.

Services:	Percentage:	Credit:	Maintenance Window:
Weiland Bank Solutions Services	[***]	[***]	See Weiland Services Schedule Section 1(d) attached

4. Amendment. This Amendment is intended to be a modification of the Agreement. Except as expressly modified herein, the Agreement shall remain in full force and effect. In the event of a conflict between the terms of this Amendment and the Agreement, this Amendment shall control.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

For Client: HEARTLAND FINANCIAL USA, INC.		For Fiserv: FISERV SOLUTIONS, LLC	
By:	______________________	By:	______________________
Name:	______________________	Name:	Anthony Clark

Heartland Financial USA, Inc.- 00734886.0 Page 1 of 4

Title:		Title:	Authorized Signatory
Date:		Date:	

Weiland Bank Solutions Services Schedule to ASP Services Exhibit

1. SERVICES.

(a) Description of Services. Client agrees to purchase the treasury management application services using Fiserv's Weiland Account Analysis ("WAA" together with any additional modules noted in this Schedule shall be the "Fiserv System" for purpose of this Schedule) as identified in the Attachment(s) to this Schedule (the "Services") and Fiserv agrees to provide Client, in accordance with the Agreement, the ASP Services Exhibit to Master Agreement and this Schedule, such Services at the fees and charges set forth in Attachment 1.

(b) Defined Terms. As used in this Schedule, the following terms shall have the meaning set forth below:

(i) "Base Limits" [***]

(ii) "Live Production Date" [***]

(iii) **"**On Site Days**"** [***]

(iv) "Schedule Effective Date" means the effective date of the Amendment adding this Schedule to the Agreement.

(v) "User Login" means the unique login information provided by Fiserv for each user identified and authorized by Client.

(c) Implementation Services. Fiserv will provide Client with the implementation services described herein for the Services identified in Attachment 1 (the "Professional Services") [***]

(i) On Site Days. [***]

(ii) Service Definition Mapping. Fiserv and Client will meet for Fiserv to gather pertinent information regarding all of the depository, cash management, and treasury management services to be included in the implementation of the Services. [***]

(iii) Delivery of Fiserv System. [***]

(iv) Extended Training. If extended training is purchased as set forth on Attachment 1, Fiserv will provide, on mutually agreeable dates/times, training identified in Attachment 1 for use of the Services at Client's designated location.

(v) Testing Account Analysis Statements. [***]

(d) Support Services. [***]

(i) Scheduled Maintenance. "Scheduled Maintenance" refers to upgrades of hardware or software, upgrades to increase capacity, and other maintenance necessary to maintain the condition of the Services. [***]

(ii) Emergency Maintenance. [***]

2. FEES. Client shall pay the fees set forth in Attachment 1 in accordance with the payment terms set forth therein.

Heartland Financial USA, Inc.- 00734886.0 Page 2 of 4

Heartland Financial USA, Inc.- 00734886.0 Page 3 of 4 3. ADDITIONAL TERMS. (a) Term. The term of this Schedule shall be coterminous with the term of the ASP Services Exhibit and any subsequent renewal term(s) thereof . (b) Threatening Conditions. [***] (c) Aggregated Data. [***] (d) Vendor Due Diligence. [***] (e) Client Responsibilities. (i) Client shall designate (A) an employee of Client as the primary project contact to work with the Fiserv Consultant in the implementation of the Services; and (B) an executive who is responsible for identifying and authorizing Client’s users for issuance of User Logins. (ii) Client shall designate one or more employees as the system security administrators for access to the Services. (iii) User Logins may not be shared and are unique to Client’s individual employee to whom it is assigned. If an employee leaves or otherwise is no longer using the Services on behalf of Client, Client shall notify Fiserv immediately to terminate the assigned User Login. Client shall request new User Logins for each Client representative accessing the Services.

Attachment 1 to Weiland Bank Solutions Services Schedule
WAA Services; Fees

1. Payment Terms.

   (a) One-time Fees. [***]

   (b) Recurring Services Fees. [***]

2. Services Fees.

Service	Implementation (One-time) Fee – includes 4 On Site Days	Monthly Service Fee (subject to additional fees above Base Limits
Weiland Account Analysis (WAA)	[***]	[***]
Signature RPA Extract Interface	[***]	
Extensions included with WAA: Additional features included:	[***]	

Base Limit category	Number included in Base Limit	Incremental monthly usage fees for use above the Base Limits (based on active and open users, banks, and/or accounts on the last Friday of each billing month):
Named Back Office User IDs	[***]	[***]
Accounts	[***]	[***]
Billing Points	[***]	[***]
Named Front Office User IDs	[***]	[***]
Electronic Analysis Endpoints	[***]	[***]

Heartland Financial USA, Inc.- 00734886.0 Page 4 of 4